                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 26, 2000
                               ------------------
                Date of Report (Date of earliest event reported)


                                ESYNCH CORPORATION
                                ------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-26790                 87-0461856
        --------                   -------                 ----------
    (State or other       (Commission File Number)        (IRS Employer
    jurisdiction of                                      Identification
     Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)

Item 5.  Other Events

     On September 26, 2000, the Registrant agreed to sell 200 shares of Series L Convertible Preferred Stock and Warrants to purchase 266,666 shares of Common Stock in exchange for cash in the amount of $2,000,000. Pursuant to that agreement, the Registrant sold 160 shares of Series L Convertible Preferred Stock and Warrants to purchase 213,334 shares of Common Stock for cash in the amount of $1,600,000.

     In addition to a cash payment of $16,000 and reimbursement of expenses, the Registrant issued 8 shares of Series L Convertible Preferred Stock and Warrants to purchase 200,000 shares of Common Stock for private placement fees.

     The terms and provisions of the sale of the Series L Convertible Preferred Stock and the Warrants are as set forth in the Exhibits filed herewith, including the Amended Certificate of Designation of the Relative Rights and Preferences of the Series L Convertible Preferred Stock (exhibit 4.21), the Series L Convertible Preferred Stock Purchase Agreement (Exhibit 10.17), the Registration Rights Agreement (Exhibit 10.18), and the Form of Warrant (Exhibit 10.19), all of which are incorporated herein by this reference.

     On December 6, 2000, related to the issuance of Secured Convertible Debentures (see described below), the Registrant agreed to amend the terms of the Series L Convertible Preferred Stock and the Warrants issued in connection with the Series L Convertible Preferred Stock to be consistent with the terms of Secured Convertible Debentures and related warrants, including the applicable conversion price and exercise price, issued in connection with the Secured Convertible Debentures.

     On November 3, 2000, the Registrant's Board of Directors authorized an amendment to the Company's Bylaws by replacing in full Article II, Section 4, "Notification of Business To Be Transacted at Meeting," and Article III, Section 2, "Number and Election of Directors." The Bylaws as so adopted and in force through the date hereof are filed as Exhibit 3.3.1 hereto.

     On December 15, 2000, the Registrant Filed on Form S-3 to register 2,977,300 shares of common stock pursuant to a Registration Rights Agreement with the Initial Investors of Secured Convertible Debentures issued December 7, 2000.

     The terms and provisions of the sale of the Secured Convertible Debentures and the Warrants are as set forth in the Exhibits filed herewith, including the Secured Convertible Debenture (exhibit 4.22), the Securities Purchase Agreement (Exhibit 10.20), the Registration Rights Agreement (Exhibit 10.21), and the Form of Warrant (Exhibit 10.22), all of which are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

      (b) Exhibits. The following exhibits are incorporated herein by this reference:


   Exhibit No.       Description of Exhibit
   -----------       ----------------------
      3.3.1*         Bylaws (Effective November 15, 1999 as Amended November 3, 2000).

      4.21*          Amended Certificate of Designation of Relative Rights and
                     Preferences of Series L Preferred Stock.

      4.22(1)        Form of Secured Convertible Debenture issued by the Registrant.

     10.17* Series L Convertible Preferred Stock Purchase Agreement dated as of September 26, 2000 among the Registrant and the Purchasers named therein.

     10.18* Registration Rights Agreement dated as of September 26, 2000 among the Registrant and the Purchasers named therein.

     10.19*          Form of Warrant to Purchase Shares of Common Stock of the
                     Registrant related to the sale of Series L Convertible
                     Preferred Stock.

     10.20(1) Securities Purchase Agreement dated as of December 7, 2000 among the Registrant and the Buyers named therein.

     10.21(1) Registration Rights Agreement dated as of December 7, 2000 among the Registrant and the Buyers named therein.

     10.22(1) Form of Warrant to Purchase Shares of common stock of the Registrant issued by the Registrant in related to the issuance of Secured Convertible Debentures.

-------------------

 *  Filed herewith.

(1) Incorporated by reference to the like-numbered exhibit to the Registrant's Form S-3 filed December 15, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ESYNCH CORPORATION

Date:  December 15, 2000         By:  /s/ Thomas C. Hemingway
                                 ----------------------------
                                 Thomas C. Hemingway,
                                 Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


    Exhibit No.      Description of Exhibit
    -----------      ----------------------
      3.3.1*         Bylaws (Effective November 15, 1999 as Amended November 3, 2000).

      4.21*          Amended Certificate of Designation of Relative Rights and
                     Preferences of Series L Preferred Stock.

      4.22(1)        Form of Secured Convertible Debenture issued by the Registrant.

     10.17* Series L Convertible Preferred Stock Purchase Agreement dated as of September 26, 2000 among the Registrant and the Purchasers named therein.

     10.18* Registration Rights Agreement dated as of September 26, 2000 among the Registrant and the Purchasers named therein.

     10.19*          Form of Warrant to Purchase Shares of Common Stock of the
                     Registrant related to the sale of Series L Convertible
                     Preferred Stock.

     10.20(1) Securities Purchase Agreement dated as of December 7, 2000 among the Registrant and the Buyers named therein.

     10.21(1) Registration Rights Agreement dated as of December 7, 2000 among the Registrant and the Buyers named therein.

     10.22(1) Form of Warrant to Purchase Shares of common stock of the Registrant issued by the Registrant in related to the issuance of Secured Convertible Debentures.


-------------------

 *  Filed herewith.

(1) Incorporated by reference to the like-numbered exhibit to the Registrant's Form S-3 filed December 15, 2000.